UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

DESKTOP METAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38835	83-2044042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 3rd Avenue

Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2022, James Haley notified Desktop Metal, Inc. (the “Company”) that he planned to step down as Chief Financial Officer of the Company. Mr. Haley will continue to serve as the Company’s Chief Financial Officer until the earlier of December 31, 2022 and the date a new Chief Financial Officer begins employment with the Company (the “Separation Date”). Mr. Haley’s departure was mutually agreed between the Company and himself, and his departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On July 11, 2022, Mr. Haley and the Company entered into a Separation Agreement (the “Separation Agreement”) pursuant to which, in exchange for transition services, a release of claims in favor of the Company and its affiliates and a non-compete, the Company will (i) continue to pay Mr. Haley’s base salary for a period of 9 months from the Separation Date (the “Severance Period”), (ii) cause 50% of Mr. Haley’s unvested time-based restricted stock units to vest in full, (iii) pay the employer portion of the premium for Mr. Haley’s COBRA coverage during the Severance Period, and (iv) pay Mr. Haley $249,000, which is equal to 100% of his 2022 bonus opportunity as of the Separation Date. The Separation Agreement also includes other customary provisions.

The foregoing description is qualified in its entirety by the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated as of July 11, 2022, by and between Desktop Metal, Inc. and James Haley

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESKTOP METAL, INC.

Date: July 12, 2022	By:	/s/ Ric Fulop
Name: Ric Fulop
Title: Chairman and Chief Executive Officer